SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 18, 2009
                        (Date of earliest event reported)

                                VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-18105                         11-2871434
--------------------------------------------------------------------------------
(State or other                  (Commission                     (IRS Employer
 jurisdiction of                 File Number)                    Identification
 incorporation)                                                      Number)


 180 Linden Avenue, Westbury, New York                              11590
 -------------------------------------                              -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number including area code              (516) 997-4600
                                                               --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 4.01 Changes in Registrant's Certifying Accountant.

     (a) At a meeting held on March 11, 2009, the Board of Directors of the Company, at the recommendation of its Audit Committee, approved the engagement of Rothstein, Kass & Company, P.C. as its independent auditors for the fiscal year ending May 31, 2009, subject to their approval. Rothstein, Kass & Company, P.C. accepted this engagement on March 18, 2009, at which time the Company's prior independent auditors, Rosen Seymour Shapss Martin & Company LLP (formerly Miller Ellin & Company, LLP), were dismissed.

     The reports of Rosen Seymour Shapss Martin & Company LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended May 31, 2007 and 2008, and in the subsequent interim periods, there were no disagreements with Rosen Seymour Shapss Martin & Company LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Rosen Seymour Shapss Martin & Company LLP, would have caused Rosen Seymour Shapss Martin & Company LLP to make reference to the matter in their report.

     The Company has requested Rosen Seymour Shapss Martin & Company LLP to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements which the Company will file as an exhibit in this form upon its receipt.

     (b) The Company has not had any discussions nor received any written opinion or oral advice from Rothstein, Kass & Company, P.C. during the two most recent fiscal years and any subsequent interim period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the Company's financial statements.


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     16 - Letter from Rosen Seymour Shapss Martin & Company LLP (*)

_______
(*)  To be filed by amendment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VASOMEDICAL, INC.


                                By:  /s/ David Singh
                                     -------------------------------------
                                     David Singh
                                     Chief Financial Officer


Dated:   March 19, 2009


                                       3